Exhibit 10.25

债务协议
Debt Agreement

本协议由以下各方于2010年6月21日在安阳达成：
This Agreement is entered by and between following parties in Anyang on June 21, 2010:

债权人Creditors：
1.	王新顺
Wang Xin Shun
2.	王新明
Wang Xin Ming
3.	程俊生
Cheng Jun Sheng

债务人：河南省顺成集团煤焦有限公司
Debtor: Henan Shuncheng Group Coal Coke, Co., Ltd.

鉴于债权人与债务人以及安阳鑫龙煤业（集团）红岭煤业有限责任公司、安阳市汇昌洗煤有限责任公司、安阳市锦都煤业有限公司于2010年6月21日签订的《债务承担协议》, 债权人承担了债务人的人民币239,331,478.85元的还款义务，因此各方作出如下约定：
Whereas, the Creditors, the Debtor, Anyang Xinlong Coal (Group) Hongling Coal Co., Ltd., Anyang Huichang Coal Washing Co., Ltd. and Anyang Jindu Coal Co., Ltd have entered a Debt Transfer Agreement on June 21, 2010, the Creditors have assumed the Debtor’s debt of RMB239,331,478.85 , therefore, the parties hereby agree as follow:

第一条 债务 The Debt
债权人承担了债务人对第三方的债务，该债务总额为人民币239,331,478.85元 （以下简称“债务”）。
The Creditors have assumed the Debtor’s debt of RMB 239,331,478.85 (the “Debt”).

第二条 债务期限 Term of the Debt
各方同意，债务人偿还债务的期限为十五年，自2010年6月21日起算。
The parties agree that, the repayment term of the Debt is 15 years, commencing from June 21, 2010.

第三条 利息 Interest
各方同意, 自2010年6月21日起，债务人所偿还债务的年利率为固定利率2%，在还清债务前，利息累计但不计复利。债务人可选择但并非有义务在债务期限内偿还利息。各方同意，在债务期限结束时，累计到期未付利息计入本金。
The parties agree that, since June 21, 2010, until repayment the Debt will accrue interest, at a fixed rate of interest of 2% per annum on a non-compounding basis. The Debtor has the option but not the obligation to pay interest during the repayment term. The parties agree that, any accrued and unpaid interest will be added to the principal amount of the Debt at the end of the repayment term.

第四条 债务的偿还 Repayment of the Debt
各方同意，债务的本金和任何到期未付利息会在十五年期限结束时支付，即2025年6月21日。
The parties agree that, the principal amount of the Debt and any accrued and unpaid interest will be payable at the end of the 15 years term, namely, June 21, 2025.

第五条 放弃 Waiver
债权人同意并承诺，在借款到期即2025年6月21日前，在任何情况下都不追究债务人任何逾期还款责任。
The Creditors further agree and covenant that, no default can be declared against the Debtor prior to the end of the 15 years term, namely June 21, 2025.

第六条 法律适用和争议解决 Law governance and dispute solution
本协议适用中国法律。因本协议而发生任何争议时，首先双方应协商解决，如协商不成的，本协议各方应将该争议提交给法院裁决。
This Agreement shall be governed by the laws of China. Any dispute in connection with this Agreement, the parties shall firstly strive to settle the dispute through friendly consultation. In case no settlement can be reached through consultation, either party shall submit the dispute to the court.

第七条 生效 Effectiveness
本协议经各方签署后即生效。本协议一式四份，各签署方各持一份。
This Agreement shall be effective upon the execution of the parties. The Agreement is signed in four originals, and each party shall hold one.
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本页仅为签署之用
Signing Page Only

债权人：Creditors

王新顺（签字）：
Wang Xin Shun (signature):  /s/ Wang Xin Shun

程俊生 （签字）：
Cheng Jun Sheng (signature):  /s/ Cheng Jun Sheng

王新明（签字）：
Wang Xin Ming (signature):  /s/ Wang Xin Ming

债务人：河南省顺成集团煤焦有限公司
Debtor: Henan Shuncheng Group Coal Coke, Co., Ltd.

法定代表人或授权代表：
Legal Representative/Authorized Representative: /s/ Wang Xinshun
（签字）：
(signature):